Exhibit 10.37

AMENDMENT TO
RESEARCH COLLABORATION AND LICENSE AGREEMENT

This Amendment to Research Agreement (this “Amendment”) is entered into as of January 24 2012 (the “Amendment Date”) by and between GenVec, Inc. (“GenVec”) and Novartis Institutes for BioMedical Research, Inc. (“Novartis”).

WHEREAS, GenVec and Novartis are parties to that certain Research Collaboration and License Agreement, effective as of January 13, 2010 (the “Agreement”); and

WHEREAS, GenVec and Novartis wish to amend the Agreement to extend the Research Collaboration Term in the Agreement to support two (2) FTEs for an additional year as set forth herein.

NOW, THEREFORE, in consideration of the foregoing and the covenants and promises contained in this Amendment, the parties agree as follows:

1.	Section 1.70 is hereby deleted, and in its place, the following is hereby inserted:

“Research Collaboration Term” shall mean the period commencing on the Effective Date and ending three (3) years after the Effective Date, subject to Novartis’ ability to terminate the Research Collaboration pursuant to Section 4.1(b).

2.	Section 6.4(a) is hereby deleted, and in its place, the following is hereby inserted:

6.4 Payments for Research Collaboration and Additional Research Support.

Novartis shall make research payments to GenVec in connection with the Research Collaboration equal to the FTE Rate per FTE assigned to the Research Collaboration per year. Such payments shall be (i) invoiced to Novartis in arrears once per Calendar Quarter and (ii) based on the actual number of FTEs assigned to the Research Collaboration during the preceding Calendar Quarter. The total payments to GenVec for FTEs assigned to the Research Collaboration for period before the Amendment Date shall not exceed [**] per contract year. During the period following the Amendment Date, the total payments to GenVec for FTEs assigned to the Research Collaboration shall not exceed [**].

3.	With respect to activities following the Amendment Date, the Research Collaboration Plan is hereby amended to add the activities set forth on Exhibit A to this Amendment.

4.	This Amendment is effective upon the Amendment Date and is and will be deemed to be an integral part of the Agreement.

5.	Any initially capitalized terms not otherwise defined herein shall have the meanings given in the Agreement.

6.	Except as expressly amended hereby, all terms of the Agreement shall remain unchanged and in full force and effect.

7.	This Amendment may be executed in multiple counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

[**] The asterisk denotes that confidential portions of this exhibit have been omitted in reliance on Rule 24b-2 of the Securities Exchange Act of 1934. The confidential portions have been submitted separately to the Securities and Exchange Commission.

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IN WITNESS WHEREOF, the parties have duly executed this Amendment as of the Amendment Date.

NOVARTIS INSTITUTES FOR BIOMEDICAL RESEARCH, INC.

By:	/s/ Dr. Charles Wilson

Name:	Dr. Charles Wilson

Title:	Vice President Global Head, Strategic Alliances

GENVEC, INC.

By:	/s/ Douglas J. Swirsky

Name:	Douglas J. Swirsky

Title:	SVP, CFO

[**] The asterisk denotes that confidential portions of this exhibit have been omitted in reliance on Rule 24b-2 of the Securities Exchange Act of 1934. The confidential portions have been submitted separately to the Securities and Exchange Commission.

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[Signature Page to Amendment to GenVec Research Collaboration and License Agreement]

[**] The asterisk denotes that confidential portions of this exhibit have been omitted in reliance on Rule 24b-2 of the Securities Exchange Act of 1934. The confidential portions have been submitted separately to the Securities and Exchange Commission.

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Exhibit A — Research Collaboration Plan Amendment

Research objectives for the period after the Amendment Date

Objectives and Supporting Activities	Rationale	FTEs
[**]

[**] The asterisk denotes that confidential portions of this exhibit have been omitted in reliance on Rule 24b-2 of the Securities Exchange Act of 1934. The confidential portions have been submitted separately to the Securities and Exchange Commission.

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